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                                                                    EXHIBIT 32.1
                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
        (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF TITLE 18,
                               UNITED STATES CODE)

            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States
Code), I, John W. Elias, Chief Executive Officer of Edge Petroleum Corporation, a Delaware corporation (the "Company"), hereby certify, to my knowledge, that:

      (1) the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 11, 2004                                  /s/ John W. Elias
                                             -----------------------------------
                                             Name:      John W. Elias
                                                        Chief Executive Officer